JULIUS BAER
                                INVESTMENT FUNDS

                     JULIUS BAER INTERNATIONAL EQUITY FUND
                       JULIUS BAER TOTAL RETURN BOND FUND
                    JULIUS BAER GLOBAL HIGH YIELD BOND FUND

                   SUPPLEMENT DATED FEBRUARY 11, 2005 TO THE
          PROSPECTUS DATED FEBRUARY 29, 2004, AS REVISED JULY 19, 2004
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JULIUS  BAER TOTAL  RETURN BOND FUND'S  FEES AND  EXPENSES  TABLE AND  OPERATING
EXPENSE TABLE STARTING ON PAGE 13 OF THE REVISED PROSPECTUS IS REPLACED WITH THE
FOLLOWING:

THE FUND'S FEES AND EXPENSES

SHAREHOLDER FEES
 (FEES PAID DIRECTLY FROM YOUR INVESTMENT)      CLASS A SHARES  CLASS I SHARES

Redemption Fee [1]
(as a percentage of amount redeemed, if applicable)  2.00%           2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)                      CLASS A SHARES  CLASS I SHARES
Management Fees                                      0.45 %          0.45 %
Distribution and/or Service (12b-1) Fees             0.25 %          None
Other Expenses [2]                                   0.27 %          0.23 %
                                                     ------          ------
Total Annual Fund Operating Expenses [2]             0.97 %          0.68 %
Less Expense Reimbursement [3]                      (0.28)%         (0.24)%
                                                    -------         -------
Net Expenses                                         0.69%           0.44 %
                                                     -----           ------

[1] If you purchase shares and then redeem those shares within 90 days, you will pay a redemption fee of 2.00% of the amount redeemed. The Fund may waive the redemption fee for certain accounts (see "Redemption Fee"). For all redemptions, if you sell shares and request your money by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

[2] Shows the Other Expenses as they would have been if certain expense offset arrangements had not been in effect. The Other Expenses for the fiscal year ended October 31, 2004, taking into consideration the expense offset arrangements were 0.27% and 0.23% for the Class A shares and Class I shares, respectively, and Total Annual Fund Operating Expenses were 0.97% and 0.68% for the Class A shares and Class I shares, respectively.

[3]Commencing January 1, 2005, the Adviser has contractually agreed to reimburse certain expenses of the Fund through February 28, 2006, so that the net operating expenses of the Fund based on average net assets are limited to 0.69% and 0.44% of the Class A and Class I shares, respectively (the "Expense
Limitation"). This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed to repay the Adviser for expenses reimbursed to the Fund provided that repayment does not cause the Fund's annual operating expenses to exceed the Expense Limitation. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

The following example is intended to help you compare the cost of investing in the Total Return Bond Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. While your return may vary, the example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The effect of the contractual expense limitation arrangement between the Adviser and the Fund is only taken into account for the 1 year period and the first year of the 3-year, 5-year and 10-year periods, as the contractual expense limitation will expire on February 28, 2006, unless renewed by the Adviser and the Fund.

Although your actual returns and expenses may be higher or lower, based on these assumptions your costs would be:

                            CLASS A SHARES      CLASS I SHARES
                            --------------      --------------
        1 Year                  $70                  $45
        3 Years                 $281                 $193

        5 Years                 $509                 $355
        10 Years                $1,164               $824

THE FOLLOWING SENTENCE IS ADDED TO THE END OF THE THIRD PARAGRAPH OF THE SUBSECTION "PRINCIPAL INVESTMENT STRATEGIES" IN THE SECTION "GLOBAL HIGH YIELD BOND FUND" STARTING ON PAGE 15 OF THE REVISED PROSPECTUS:

In addition, the Fund may invest 20% of its net assets in global equity securities.

THE SECOND PARAGRAPH UNDER THE SUBSECTION "INVESTMENT ADVISER" IN THE SECTION "THE FUNDS' MANAGEMENT ON PAGE 28 OF THE REVISED PROSPECTUS IS REPLACED WITH THE
FOLLOWING:

Under the advisory agreements for the International Equity and Total Return Bond Funds, the Adviser is entitled to a fee for providing investment advisory services at the annual rate of 0.09% and 0.45%, respectively, of the average daily net assets of the applicable Fund.